                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.   20549

                                   FORM 8-K

                                 CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):         July 24, 2001
                                                          -------------



                          Amwest Insurance Group, Inc.
                          ----------------------------
             (Exact name of Registrant as specified in its charter)




Delaware                            1-9580                   95-2672141
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission              (IRS Employer
 of incorporation)                  File number)             Identification No.)


5230 Las Virgenes Road, Calabasas,                           91302
--------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code           (818) 871-2000
                                                             --------------



                   This document contains a total of 4 pages.

                      The exhibit index begins on Page 3.

     ITEM 5.  Other Events

On July 24, 2001, the Registrant filed a voluntary petition for protection under Chapter 11 of the Federal Bankruptcy Code. The petition was filed in the Bankruptcy Court for the Central District of California, Case #SV01-17081GM. Pursuant to Sections 1107(a) and 1108 of the Federal Bankruptcy Code, the Registrant is authorized to manage and operate its business as a debtor in possession. A copy of the Registrant's press release announcing the bankruptcy filing is attached as Exhibit 99-1 hereto.

     ITEM 7.  Financial Statements and Exhibits

The following are furnished as Exhibits to this report:

     99-1      Press Release of Registrant dated July 24, 2001.


                                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        AMWEST INSURANCE GROUP, INC.



     Dated: July 31, 2001               By: /s/ Charles L. Schultz
                                            ------------------------
                                            Charles L. Schultz
                                            Chairman of the Board and
                                            Chief Executive Officer

                            INDEX OF EXHIBITS


Exhibit                                                        Sequentially
Number    Description                                         Numbered Page
------    -----------                                         -------------

99-1      Press Release of Registrant dated July 24, 2001.        4